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                                                                   EXHIBIT 10.22


                                 AMENDMENT NO. 3
                                     TO THE
                              COLTEC INDUSTRIES INC
                      1992 STOCK OPTION AND INCENTIVE PLAN

The first sentence of Section 4. Shares of Stock Subject to the Plan. is hereby amended to read as follows:

     "The number of shares of Common Stock under the Plan that may be issued pursuant to Incentive Stock Rights, Stock Options (including any Stock Options granted pursuant to Section 12(b) hereof), Stock Appreciation Rights and Restricted Stock grants shall not exceed in the aggregate, 12,160,000 shares of Common Stock."